UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549
                                      _______________




                                        FORM 8-K
                               Current Report Pursuant
                              To Section 13 or 15(d) of
                        The Securities Exchange Act of 1934
                                     _______________

         Date of Report (date of earliest event reported): March 24, 1999

                                        UStel, Inc.
                   (Exact name of registrant as specified in its charter)
                                      _______________

                                         Minnesota
                       (State or Other Jurisdiction of Incorporation)







0-24098                                                            95-4362330
(Commission File Number)                   (IRS Employer Identification Number)




      2033 6th Avenue, Suite 401, Seattle, Washington  98121-2516  (206)505-4600
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 3.  Bankruptcy or Receivership

A Voluntary Petition for Bankruptcy under Chapter 11 of the United States Bankruptcy Code was filed by UStel, Inc. (the "Company") in the United States Bankruptcy Court, Western District of Washington on March 10, 1999.


(a) No reorganization plan has been filed to date. The Company is currently in negotiation with various parties interested in acquiring all or substantially all of the assets of the Company. The Company is working to finalize the terms for the sale of all or substantially all of its assets. Finally, the Company expects to execute a post-petition Loan and Security Agreement with Coast Business Credit and Goldman Sachs Credit Partners that will enable the Company to operate as a debtor in possession, leaving existing directors and officers in possession of the operations of the Company subject to the supervision and orders of the United States Bankruptcy Court, for at least the next ninety (90) days.



				SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  March 24, 1999		            REGISTRANT

						                              UStel, Inc.

					                              	BY:     /s/  David Otto
                                    ----------------------------------
                                             David M. Otto
						                              ITS:     Secretary and General Counsel